ORGANIZATION	6 Months Ended
Jun. 30, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION
NOTE 2 - ORGANIZATION

Description of Business

ICTS International N.V. (“ICTS”) was established by the Department of Justice in Amstelveen, Netherlands on October 9, 1992. ICTS and subsidiaries (collectively referred to as, the “Company” or “ICTS”) operates in three reportable segments: (a) Corporate (b) Airport security and other aviation services and (c) Technology. The corporate segment does not generate revenue and contains primarily non-operational expenses.

The airport security and other aviation services segment provide security and other services to airlines and airport authorities, predominantly in Europe and the United States of America.

The technology segment is predominantly involved in the development and sale of authentication and identity security software to customers, predominantly in the Unites States of America and Europe.

Financial Condition

As of June 30, 2018 and December 31, 2017, the Company has a positive working capital of $168 and 2,785, respectively. During the periods ended June 30, 2018 and 2017, the Company incurred net profit (loss) of $(1,665) and $1,154 respectively.

Management believes that the Company’s operating cash flows and third party financing activities will provide it with sufficient funds to meet its obligations and execute its business plan for the next twelve months. However, there are no assurances that management's plans to generate sufficient cash flows from operations and obtain additional financing from third parties will be successful.

The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.